UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 22, 2006


                           SYNUTRA INTERNATIONAL, INC.


           DELAWARE                  000-5061           13-4306188
(State or other jurisdiction of    (Commission        (IRS Employer
        incorporation)             File Number)    Identification No.)


                        15200 Shady Grove Road, Suite 350
                            Rockville, Maryland 20850
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 301-840-3888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers; Compensatory Arrangements of Certain Officers


      On November 22, 2006, the Board of Directors of Synutra International, Inc. (the "Company") elected Lawrence Lee and Daniel Yiu-Chun Chan as directors. Messrs. Lee and Chan will serve as members of the Company's Audit Committee and Compensation Committee.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 22, 2006                SYNUTRA INTERNATIONAL, INC.
                                       ---------------------------


                                       By: /s/ Weiguo Zhang
                                           -------------------------------------
                                           Weiguo Zhang, Chief Operating Officer


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